                      METROPOLITAN LIFE INSURANCE COMPANY
                NEW ENGLAND LIFE RETIREMENT INVESTMENT ACCOUNT

                     INDIVIDUAL VARIABLE ANNUITY CONTRACTS
                        SUPPLEMENT DATED APRIL 29, 2013
                                      TO
                PROSPECTUS DATED MAY 1, 1988 (AS SUPPLEMENTED)

This supplement updates certain information contained in your last prospectus dated May 1, 1988 and subsequent supplements. You should read and retain this supplement.

We currently are not offering any new Contracts. However, Contract Owners of existing flexible purchase payment variable annuity contracts may continue to make purchase payments.

The current investment options available under your Contract include 1 Fixed Account option and the 5 Eligible Funds listed below:

             METROPOLITAN SERIES FUND   BlackRock Money Market
               -- CLASS B                 Portfolio
               BlackRock Bond Income    Davis Venture Value
                Portfolio                 Portfolio
               BlackRock Capital        MFS(R) Value Portfolio
                Appreciation Portfolio

Current prospectuses for the Eligible Funds may be obtained by calling 1-800-777-5897.

The Financial Industry Regulatory Authority (FINRA) provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.

FEE TABLE

Certain Eligible Funds may impose a redemption fee in the future. More detail concerning each Eligible Fund's fees and expenses is contained in the prospectus for each portfolio. Current prospectuses for the Eligible Funds may be obtained by calling 1-800-777-5897.

ELIGIBLE FUND FEES AND EXPENSES FOR YEAR ENDED DECEMBER 31, 2012
(as a percentage of average daily net assets)


                                      DISTRIBUTION            ACQUIRED    TOTAL    FEE WAIVER   NET TOTAL
                                         AND/OR               FUND FEES  ANNUAL      AND/OR      ANNUAL
                          MANAGEMENT SERVICE (12B-1)  OTHER      AND    OPERATING    EXPENSE    OPERATING
ELIGIBLE FUND                FEE          FEES       EXPENSES EXPENSES  EXPENSES  REIMBURSEMENT EXPENSES
-------------             ---------- --------------- -------- --------- --------- ------------- ---------
METROPOLITAN SERIES FUND
  -- CLASS B
 BlackRock Bond Income
   Portfolio.............    0.32%        0.25%        0.04%     --       0.61%       0.00%      0.61%
 BlackRock Capital
   Appreciation
   Portfolio.............    0.70%        0.25%        0.03%     --       0.98%       0.01%      0.97%
 BlackRock Money
   Market Portfolio......    0.33%        0.25%        0.02%     --       0.60%       0.01%      0.59%
 Davis Venture Value
   Portfolio.............    0.70%        0.25%        0.03%     --       0.98%       0.05%      0.93%
 MFS(R) Value Portfolio..    0.70%        0.25%        0.03%     --       0.98%       0.13%      0.85%

The information shown in the table above was provided by the Eligible Funds and we have not independently verified that information. Net Total Annual Operating Expenses shown in the table reflect any current fee waiver or expense reimbursement arrangement that will remain in effect for a period of at least one year from the date of the Eligible Fund's 2013 prospectus. "0.00%" in the Fee Waiver and/or Expense Reimbursement column indicates that there is such an

                                                                 SUPP-WVA-04-13
arrangement in effect for the Eligible Fund, but that the expenses of the Eligible Fund are below the level that would trigger the waiver or reimbursement. Fee waiver and expense reimbursement arrangements with a duration of less than one year, or arrangements that may be terminated without the consent of the Eligible Fund's board of directors or trustees, are not shown.

The following table shows the minimum and maximum total operating expenses charged by the Eligible Funds that you may pay periodically during the time that you own the Contract.

MINIMUM AND MAXIMUM TOTAL ANNUAL ELIGIBLE FUND OPERATING EXPENSES

                                                                                   MINIMUM MAXIMUM
                                                                                   ------- -------
TOTAL ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Eligible Fund assets, including management fees,
distribution and/or service (12b-1) fees, and other expenses).....................  0.60%   0.98%

INVESTMENTS OF THE ACCOUNT - ELIGIBLE FUNDS

ELIGIBLE FUND                          INVESTMENT OBJECTIVE                   INVESTMENT ADVISER/SUBADVISER
-------------                          -------------------------------------  -----------------------------
METROPOLITAN SERIES FUND -- CLASS B
  BlackRock Bond Income Portfolio      Seeks a competitive total return        MetLife Advisers, LLC
                                       primarily from investing in             Subadviser: BlackRock
                                       fixed-income securities.                Advisors, LLC

  BlackRock Capital Appreciation       Seeks long-term growth of capital.      MetLife Advisers, LLC
   Portfolio                                                                   Subadviser: BlackRock
                                                                               Advisors, LLC

  BlackRock Money Market Portfolio     Seeks a high level of current income    MetLife Advisers, LLC
                                       consistent with preservation of         Subadviser: BlackRock
                                       capital.                                Advisors, LLC

  Davis Venture Value Portfolio        Seeks growth of capital.                MetLife Advisers, LLC
                                                                               Subadviser: Davis Selected
                                                                               Advisers, L.P.

  MFS(R) Value Portfolio               Seeks capital appreciation.             MetLife Advisers, LLC
                                                                               Subadviser: Massachusetts
                                                                               Financial Services Company

An investment in the BlackRock Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the BlackRock Money Market Portfolio seeks to preserve the value of your investment at $100 per share, it is possible to lose money by investing in the BlackRock Money Market Portfolio. During extended periods of low interest rates, the yields of the Sub-Account investing in the BlackRock Money Market Portfolio may become extremely low and possibly negative.

ELIGIBLE FUND NAME CHANGE

Effective April 29, 2013, BlackRock Legacy Large Cap Growth Portfolio was renamed BlackRock Capital Appreciation Portfolio.

HIGHLIGHTS

MARKET TIMING

We have modified the MARKET TIMING section and replaced it with RESTRICTIONS ON TRANSFERS section to read as follows:

RESTRICTIONS ON TRANSFERS

RESTRICTIONS ON FREQUENT TRANSFERS. Frequent requests from Contract Owners to transfer Contract Value may dilute the value of an Eligible Fund's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Eligible Fund and the reflection of that change in the Eligible Fund's share price ("arbitrage trading"). Frequent transfers involving arbitrage trading may adversely affect the long-term performance of the Eligible Funds, which may in turn adversely affect Contract Owners and other persons who may have an interest in the Contracts (e.g., Annuitants and Beneficiaries).

We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Eligible Funds (i.e., the "Monitored Portfolios") and we monitor transfer activity in those Monitored Portfolios. Currently, there are no Monitored Portfolios for this product. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high-yield portfolios, in a 12-month period there were, (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current Contract Value; and (3) two or more "round-trips" involving any portfolio in the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria. WE DO NOT BELIEVE THAT OTHER ELIGIBLE FUNDS PRESENT A SIGNIFICANT OPPORTUNITY TO ENGAGE IN ARBITRAGE TRADING AND THEREFORE DO NOT MONITOR TRANSFER ACTIVITY IN THOSE ELIGIBLE FUNDS. We may change the Monitored Portfolios at any time without notice in our sole discretion.

Our policies and procedures may result in transfer restrictions being applied to deter frequent transfers. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, we require all future transfer requests to or from any Monitored Portfolios or other identified Eligible Funds under that Contract to be submitted in writing with an original signature. A first occurrence will result in the imposition of this restriction for a six-month period; a second occurrence will result in the permanent imposition of the restriction.

The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Eligible Funds that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Contract Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Contract Owners and other persons with interests in the Contracts. We do not accommodate frequent transfers in any Eligible Fund and there are no arrangements in place to permit any Contract Owner to engage in frequent transfers; we apply our policies and procedures without exception, waiver, or special arrangement.

The Eligible Funds may have adopted their own policies and procedures with respect to frequent transfers in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Eligible Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Eligible Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent transfer policies and procedures of the Eligible Funds, we have entered into a written agreement, as required by SEC regulation, with each Eligible Fund or its principal underwriter that obligates us to provide to the Eligible Fund promptly upon request certain information about the trading activity of individual Contract Owners, and execute instructions from the Eligible Fund to restrict or prohibit further purchases or transfers by specific Contract Owners who violate the frequent transfer policies established by the Eligible Fund.

In addition, Contract Owners and other persons with interests in the Contracts should be aware that the purchase and redemption orders generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance products and/or individual retirement plan participants. The omnibus nature of these orders may limit the Eligible Funds in their ability to apply their frequent transfer policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Eligible Funds (and thus Contract Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Eligible Funds. If an Eligible Fund believes that an omnibus order reflects one or more transfer requests from Contract Owners engaged infrequent trading, the Eligible Fund may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Eligible Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on frequent transfers (even if an entire omnibus order is rejected due to the frequent transfers of a single Contract Owner). You should read the Eligible Fund prospectuses for more details.

RESTRICTIONS ON LARGE TRANSFERS. Large transfers may increase brokerage and administrative costs of the underlying Eligible Funds and may disrupt portfolio management strategy, requiring an Eligible Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers to or from the Eligible Funds except where the portfolio manager of a particular Eligible Fund has brought large transfer activity to our attention for investigation on a case-by-case basis. For example, some portfolio managers have asked us to monitor for "block transfers" where transfer requests have been submitted on behalf of multiple Contract Owners by a third party such as an investment adviser. When we detect such large trades, we may impose restrictions similar to those described above where future transfer requests from that third party must be submitted in writing with an original signature. A first occurrence will result in the imposition of this restriction for a six-month period; a second occurrence will result in the permanent imposition of the restriction.

ANNUITY PAYMENTS

ELECTION OF ANNUITY

In applying for a Contract, you select the Maturity Date and a payment option. The Maturity Date and payment options selected may be changed at any time prior to the Maturity Date. While you may, prior to the Maturity Date, elect to defer the Maturity Date, the consent of the Company is required if on the deferred date the age of the Annuitant at his or her nearest birthday would be more than seventy-five (subject to restrictions that may apply in your state and our current established administrative procedures).

THE CONTRACTS

OWNERSHIP RIGHTS

We have added the following paragraph to the OWNERSHIP RIGHTS subsection:

ABANDONED PROPERTY REQUIREMENTS. Every state has unclaimed property laws which generally declare non-ERISA annuity contracts to be abandoned after a period of inactivity of three to five years from the contract's maturity date or the date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate the beneficiary of the death benefit, or the beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the contract owner last resided, as shown on our books and records, or to our state of domicile. (Escheatment is the formal, legal name for this process.)
However the state is obligated to pay the death benefit (without interest) if your beneficiary steps forward to claim it with the proper documentation. To prevent your contract's proceeds from being paid to the state's abandoned or unclaimed property office, it is important that you update your Beneficiary designations, including addresses, if and as they change. Please call 1-800-777-5897 to make such changes.

FINANCIAL STATEMENTS

The financial statements for each of the Sub-Acccounts of the Separate Account are attached. Upon request, financial statements for the insurance company will be sent to you without charge.





       THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

             1095 Avenue of the                    (800) 777-5897
               Americas
             New York, NY 10166